Putnam
Classic Equity
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-03

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Looking back on an eventful year, we consider it important to take note of the increasingly positive trends that have become apparent in the U.S. economy and financial markets. The stimulus provided by fiscal and monetary policies has drawn the economy out of the slump of early 2003 and rising profits prompted a broad rally for stocks. The bond market steadied while offering pockets of opportunity. We see indications that these trends can continue into 2004 and know that Putnam management teams will seek to position the funds to benefit from them.

During the fiscal year ended November 30, 2003, Putnam Classic Equity Fund delivered positive results but underperformed both its benchmark index and its Lipper category average. You will find the details on the facing page.

The fund's underperformance relative to the benchmark was partly the result of its orientation toward high-quality large-cap companies, while the market's advance was led by stocks of smaller, more aggressive companies. The absence of some high-quality technology stocks in the fund's portfolio also detracted from performance. In the following report, the management team provides an in-depth analysis of results during the period and then offers its views of prospects for the fiscal year that has just begun.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 21, 2004


Report from Fund Management

Fund highlights

 * Putnam Classic Equity Fund's class A shares posted a return of 11.85% at net asset value (NAV) for the annual period ended November 30, 2003. The return at public offering price (POP) was 5.38%.

 * The fund underperformed its benchmark, the S&P 500 Index, which returned 15.09%. Underperformance was due, in part, to the fund's greater allocation to high-quality, large-cap holdings, which the market did not favor during the period.

 * Due in part to this high-quality bias, the fund's return was below the average for the Lipper Large-Cap Value Funds category, which was 14.82%.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

We are pleased to report that your fund achieved positive returns for the annual period ended November 30, 2003, under market conditions that were much improved from the previous year. Stocks in general had impressive gains as investors renewed their interest in equities. However, an underlying theme during the period was that investors exhibited a strong appetite for risk, which sparked a rally primarily among low-quality and small-cap stocks. This trend ran counter to Putnam Classic Equity Fund's investment discipline, which favors higher-quality stocks (those of companies with low debt, sustainable cash flows, and otherwise attractive fundamentals) and large- or mega-cap stocks, which are the mainstay of your fund. So, despite the strong absolute returns, your fund underperformed its primary benchmark (the S&P 500) for the first time since fiscal 1999.

FUND PROFILE

Putnam Classic Equity Fund invests in stocks of midsize and large-cap companies that we believe are undervalued and undergoing positive changes. Its relative-value strategy pursues attractive opportunities in all industry sectors, including sectors that are experiencing rapid growth. The fund may be appropriate for investors seeking capital growth and, as a secondary goal, the potential for current income from common stock dividends.

We believe the fund's high-quality bias explains its underperformance relative to the Lipper Large-Cap Value Funds category. The fund underperformed the benchmark in part because of its emphasis on high-quality stocks, but also because it had too little exposure to the areas of technology that advanced most strongly, notably telecom equipment, networking, and semiconductor stocks.


Market overview

The combination of favorable tax law changes, deficit spending, and continued low interest rates that characterized 2003 resulted in greater liquidity in the economy. Despite rising personal debt and nearly stagnant wages, record levels of mortgage refinancing activity helped many consumers feel flush with cash. Corporate capital spending increased, inventories declined, and productivity picked up throughout the year. Investors returned to the equities markets with gusto, searching for extra return potential from among the market's riskiest offerings. Value and growth styles vied for leadership, and as of the end of November, the results of that race depended upon which market indexes one consulted. Smaller-capitalization stocks outperformed larger-cap stocks by a comfortable margin, and these results are consistent with investors' preference for higher returns and their willingness to accept higher risk. In their search for capital appreciation potential, investors were less enamored with mature, slower-growing, dividend-paying stocks.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 11/30/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.09%
-------------------------------------------------------------------------------
S&P 500/Barra Value Index (large-company value stocks)                 17.68%
-------------------------------------------------------------------------------
S&P 500/Barra Growth Index (large-company growth stocks)               12.64%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 24.22%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.92%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       25.80%
-------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                   9.66%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 11/30/03.
-------------------------------------------------------------------------------

Strategy overview

Traditional value investment strategies target stocks with price/earnings (P/E) ratios that are lower than those in the overall market. Since the market tends to assign increasingly higher P/E ratios to faster-growing companies, traditional value approaches are often biased against these companies and against fast-growing sectors, such as technology. Your fund's "relative value" strategy is a sector-neutral investment approach. We look for stocks with attractive valuations within each industry sector. The resulting portfolio has significant exposure to all sectors, including the faster-growing areas.

During the period, technology stocks rallied. The fund did not participate as fully in this rally as the benchmark did because it had less exposure to the sector and because our emphasis was on software companies, which lagged behind better-performing networking, semiconductor, and telecommunications equipment stocks. These factors alone explain most of the difference between the fund's return and that of its benchmark for the period. Another relative detractor was the fund's exposure to health-care stocks, which underperformed as the health-care sector in general struggled with patent expirations and ongoing regulatory issues. Health-care stock prices were driven down as investors pulled their money out of the sector in pursuit of more compelling opportunities elsewhere.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                        as of 5/31/03         as of 11/30/03

Banking                     9.7%                  9.5%

Pharmaceuticals            12.0%                  8.5%

Financial                   7.1%                  8.4%

Computers                   6.2%                  7.2%

Retail                      2.9%                  5.8%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Altria Group (formerly Philip Morris) was a top contributor for the period. Throughout the year, the company suffered from the weight of legal judgments that many investors feared were a serious threat to its viability. The stock price fell precipitously, and we built a major position. In late summer and fall some important legal issues were decided in favor of the tobacco company, whose future prospects grew brighter as a result. The stock price rose dramatically, and your fund's position, still a top 10 holding, benefited smartly.

Computer Associates was also a top contributor during the fiscal year. The company designs, installs, and maintains business-related software that makes data management more efficient, particularly in the areas of storage, computing, and security. We had built a position over several months as investor concern over management and accounting issues pushed the stock price down. We were correct in our belief that the company's troubles were temporary. As the stock's low price and competitive market position came into focus, investors drove the stock price higher. We trimmed the fund's position a bit in the second half of the fiscal year, but we still own shares and they have continued to appreciate.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Citigroup, Inc.
   Financial

 2 Altria Group, Inc.
   Tobacco

 3 Pfizer, Inc.
   Pharmaceuticals

 4 Exxon Mobil Corp.
   Oil and gas

 5 IBM Corp.
   Computers

 6 Microsoft Corp.
   Software

 7 Hewlett-Packard Co.
   Computers

 8 JPMorgan Chase & Co.
   Investment banking/brokerage

 9 Tyco International, Ltd.
   Conglomerates

10 Abbott Laboratories
   Pharmaceuticals

Footnote reads:
These holdings represent 29.2% of the fund's net assets as of 11/30/03. The fund's holdings will change over time.


Though it represented a smaller position, Royal Caribbean was an excellent performer during the period. The fund was able to buy shares at very reasonable prices when, after the tragedy of September 11, 2001, travel dropped off sharply and travel-related stocks declined. The company managed its business successfully through this and another tough period, preceding the war with Iraq, in which discretionary travel was again curtailed. Yet, as the market showed signs of recovery and consumer sentiment improved, the stock rallied strongly. We reduced the fund's position and locked in a substantial profit.

Our stock selection within conglomerates proved very rewarding. While Tyco International and General Electric (GE) are similar, our opinions of these companies were very different. We believed that Tyco's shares remained undervalued by the market despite the many positive changes the company's new management had undertaken to restore shareholder confidence. At the same time, we believed investors were paying too dearly for shares of GE, and we doubted the company's ability to meet its earnings targets. Based on our views, the fund was significantly underweighted in GE and significantly overweighted in Tyco relative to the benchmark. Both positions worked to the fund's advantage as shares of Tyco appreciated and GE shares declined. Recently we have been taking profits in Tyco and buying more GE at an attractive discount to our fair value estimates.

Holdings that detracted from fund performance included King
Pharmaceuticals, which lagged along with stocks of most pharmaceutical companies. We believe King's fundamentals deserve a higher valuation, and so we continue to hold the position.

Shares of mortgage reseller Freddie Mac declined in the wake of accounting issues, and was an exception to the fund's other financial holdings, most of which outperformed the market.

As we mentioned above, fund performance relative to the benchmark was dampened by too little exposure to networking stocks within the technology sector. In particular, not owning Cisco Systems, which advanced strongly, hurt relative performance. Also, the fund's emphasis on Regional Bell Operating Companies detracted from performance.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Large-Cap Value Team. The members of the team are Deborah Kuenstner (Portfolio Leader), Cole Lannum
(Portfolio Member), Mike Abata, Bart Geer, David King, Christopher Miller, Jeanne Mockard, and Hugh Mullin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

In the months ahead, we anticipate modest GDP growth and equity returns that are consistent with long-term averages. After a long and powerful run-up in stock prices, we believe the upside potential for many equities is diminished, although we continue to see reasonable opportunities for value investors. It is impossible to know whether growth or value stocks will have the advantage in the coming year; however, we anticipate that the two styles will remain competitive. We wish to reiterate the importance of maintaining a balanced portfolio that includes growth and value investments.

We believe that large-cap stocks are poised to lead the market in the coming months. We also believe that in an environment of moderate economic growth, investors will come to value dividends more highly. If we are correct, then your fund would stand to benefit from these developments. We have trimmed the fund's exposures to banking, health-care, and utilities stocks, and have added incrementally to basic materials, capital goods, and consumer staples.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended November 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

---------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 11/30/03
---------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)              (1/5/95)              (1/5/95)              (2/1/99)              (1/5/95)
---------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
---------------------------------------------------------------------------------------------------------------
1 year                    11.85%      5.38%     11.02%      6.02%     11.05%     10.04%     11.34%      7.49%
---------------------------------------------------------------------------------------------------------------
5 years                   -5.02     -10.45      -8.53     -10.04      -8.43      -8.43      -7.34     -10.55
Annual average            -1.02      -2.18      -1.77      -2.09      -1.75      -1.75      -1.51      -2.21
---------------------------------------------------------------------------------------------------------------
Life of fund             110.35      98.26      96.59      96.59      96.98      96.98     101.20      94.14
Annual average             8.71       7.99       7.89       7.89       7.91       7.91       8.17       7.74
---------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


--------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/03
--------------------------------------------------------------------
                                                         Lipper
                                                       Large-Cap
                                                       Value Funds
                                                        category
                                 S&P 500 Index          average*
--------------------------------------------------------------------
1 year                              15.09%               14.82%
--------------------------------------------------------------------
5 years                             -2.34                 7.94
Annual average                      -0.47                 1.39
--------------------------------------------------------------------
Life of fund                       167.12               139.01
Annual average                      11.67                10.14
--------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 5-year, and life-of-fund periods ended 11/30/03, there were 400, 216, and 123 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 1/5/95 to 11/30/03

                         Fund's class A                S&P 500
Date                      shares at POP                 Index

1/5/95                       9,425                     10,000
11/30/95                    12,311                     13,461
11/30/96                    15,383                     17,211
11/30/97                    18,811                     22,118
11/30/98                    20,874                     27,352
11/30/99                    21,614                     33,067
11/30/00                    21,639                     31,672
11/30/01                    20,703                     27,801
11/30/02                    17,725                     23,210
11/30/03                   $19,826                    $26,712

Footnote reads:
Past performance does not indicate future results. At the end of the same period, a $10,000 investment in the fund's class B and class C shares would have been valued at $19,659 and $19,698, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $20,120 ($19,414 at pubic offering price). See first page of performance section for performance calculation method.


-----------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/03
-----------------------------------------------------------------------------------------------------
                                       Class A        Class B        Class C        Class M
-----------------------------------------------------------------------------------------------------
Distributions (number)                       4              4              4              4
-----------------------------------------------------------------------------------------------------
Income                                    $0.095         $0.020         $0.019         $0.044
-----------------------------------------------------------------------------------------------------
Capital gains                               --             --             --             --
-----------------------------------------------------------------------------------------------------
Total                                     $0.095         $0.020         $0.019         $0.044
-----------------------------------------------------------------------------------------------------
Share value:                          NAV        POP      NAV            NAV       NAV        POP
-----------------------------------------------------------------------------------------------------
11/30/02                             $10.09     $10.71   $10.00         $10.06    $10.04     $10.40
-----------------------------------------------------------------------------------------------------
11/30/03                              11.18      11.86    11.08          11.15     11.13      11.53
-----------------------------------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------------------------------
Current dividend rate 1               0.89%      0.84%    0.14%          0.14%     0.40%      0.38%
-----------------------------------------------------------------------------------------------------
Current 30-day SEC yield 2            0.86       0.81     0.12           0.12      0.37       0.35
-----------------------------------------------------------------------------------------------------

 1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 2 Based only on investment income, calculated using SEC guidelines.


---------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)              (1/5/95)              (1/5/95)              (2/1/99)              (1/5/95)
---------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
---------------------------------------------------------------------------------------------------------------
1 year                    24.87%     17.72%     23.91%     18.91%     23.93%     22.93%     24.20%     19.91%
---------------------------------------------------------------------------------------------------------------
5 years                   -2.05      -7.67      -5.62      -7.31      -5.53      -5.53      -4.42      -7.74
Annual average            -0.41      -1.58      -1.15      -1.51      -1.13      -1.13      -0.90      -1.60
---------------------------------------------------------------------------------------------------------------
Life of fund             122.50     109.71     107.82     107.82     108.30     108.30     112.76     105.29
Annual average             9.31       8.59       8.48       8.48       8.51       8.51       8.76       8.33
---------------------------------------------------------------------------------------------------------------

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

S&P 500 Index is an unmanaged index of common stock performance.

JP Morgan (formerly Chase) Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues.

Lehman Credit Index is an unmanaged index of corporate bonds.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia and the Far East.

S&P 500/Barra Growth Index is an unmanaged index of capitalization-weighted stocks chosen for their growth orientation.

S&P 500/Barra Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees and Shareholders
Putnam Classic Equity Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Classic Equity Fund, including the fund's portfolio, as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Classic Equity Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG  LLP

Boston, Massachusetts
January 5, 2004


The fund's portfolio
November 30, 2003

Common stocks (99.0%) (a)
Number of shares                                                          Value

Aerospace and Defense (2.9%)
-------------------------------------------------------------------------------
       305,900 Boeing Co. (The)                                     $11,743,501
       330,900 Lockheed Martin Corp.                                 15,201,546
        70,300 Northrop Grumman Corp.                                 6,511,889
                                                                 --------------
                                                                     33,456,936

Banking (9.5%)
-------------------------------------------------------------------------------
       195,600 Bank of America Corp.                                 14,754,108
       235,600 Bank of New York Co., Inc. (The)                       7,228,208
       116,000 State Street Corp.                                     5,911,360
       807,700 U.S. Bancorp                                          22,381,367
       292,800 Wachovia Corp.                                        13,395,600
       399,900 Washington Mutual, Inc.                               18,319,419
       364,400 Wells Fargo & Co.                                     20,891,052
       107,100 Zions Bancorp.                                         6,604,857
                                                                 --------------
                                                                    109,485,971

Building Materials (0.9%)
-------------------------------------------------------------------------------
       371,600 Masco Corp.                                           10,107,520

Chemicals (2.8%)
-------------------------------------------------------------------------------
       116,700 Avery Dennison Corp.                                   6,427,836
       411,500 Dow Chemical Co. (The)                                15,451,825
       177,300 PPG Industries, Inc.                                  10,366,731
                                                                 --------------
                                                                     32,246,392

Coal (0.3%)
-------------------------------------------------------------------------------
        99,700 Peabody Energy Corp.                                   3,359,890

Computers (7.2%)
-------------------------------------------------------------------------------
       286,700 Dell, Inc. (NON)                                       9,891,150
     1,376,743 Hewlett-Packard Co.                                   29,861,556
       348,200 IBM Corp.                                             31,526,028
       155,100 Lexmark International, Inc. (NON)                     12,004,740
                                                                 --------------
                                                                     83,283,474

Conglomerates (4.7%)
-------------------------------------------------------------------------------
         5,820 Berkshire Hathaway, Inc. Class B
               (NON)                                                 16,301,820
       443,400 General Electric Co.                                  12,712,278
     1,083,300 Tyco International, Ltd. (Bermuda)                    24,861,735
                                                                 --------------
                                                                     53,875,833

Consumer Finance (0.7%)
-------------------------------------------------------------------------------
       336,400 MBNA Corp.                                             8,248,528

Consumer Goods (1.5%)
-------------------------------------------------------------------------------
        44,200 Fortune Brands, Inc.                                   3,019,744
       153,200 Procter & Gamble Co.                                  14,743,968
                                                                 --------------
                                                                     17,763,712

Electric Utilities (2.5%)
-------------------------------------------------------------------------------
       386,500 Edison International (NON)                             7,892,330
        43,600 Entergy Corp.                                          2,304,696
       111,700 Exelon Corp.                                           6,905,294
        78,100 FirstEnergy Corp.                                      2,706,165
       378,900 PG&E Corp. (NON)                                       9,517,968
                                                                 --------------
                                                                     29,326,453

Electrical Equipment (0.3%)
-------------------------------------------------------------------------------
        59,500 Emerson Electric Co.                                   3,631,880

Electronics (2.0%)
-------------------------------------------------------------------------------
       452,100 Intel Corp.                                           15,113,703
       180,600 Micron Technology, Inc. (NON)                          2,349,606
       956,020 Solectron Corp. (NON)                                  5,592,717
                                                                 --------------
                                                                     23,056,026

Energy (0.8%)
-------------------------------------------------------------------------------
       412,800 Halliburton Co.                                        9,638,880

Financial (8.4%)
-------------------------------------------------------------------------------
     1,084,400 Citigroup, Inc.                                       51,010,176
       300,600 Fannie Mae                                            21,042,000
       427,100 Freddie Mac                                           23,242,782
                                                                 --------------
                                                                     95,294,958

Food (1.4%)
-------------------------------------------------------------------------------
       356,000 ConAgra, Inc.                                          8,722,000
       244,400 Kraft Foods, Inc. Class A                              7,740,148
                                                                 --------------
                                                                     16,462,148

Forest Products and Packaging (0.5%)
-------------------------------------------------------------------------------
       879,594 Abitibi-Consolidated, Inc. (Canada)                    6,090,434

Health Care Services (3.4%)
-------------------------------------------------------------------------------
       169,800 Anthem, Inc. (NON)                                    12,245,976
       304,300 Cardinal Health, Inc.                                 18,604,902
        76,700 CIGNA Corp.                                            4,114,955
       138,700 McKesson Corp.                                         4,050,040
                                                                 --------------
                                                                     39,015,873

Household Furniture and Appliances (1.0%)
-------------------------------------------------------------------------------
       172,600 Whirlpool Corp.                                       11,792,032

Insurance (3.4%)
-------------------------------------------------------------------------------
       281,100 ACE, Ltd. (Bermuda)                                   10,246,095
       149,800 American International Group, Inc.                     8,680,910
       563,302 Travelers Property Casualty Corp.
               Class B                                                8,787,511
       150,200 XL Capital, Ltd. Class A (Bermuda)                    11,295,040
                                                                 --------------
                                                                     39,009,556

Investment Banking/Brokerage (2.6%)
-------------------------------------------------------------------------------
       841,200 JPMorgan Chase & Co.                                  29,744,832

Lodging/Tourism (0.3%)
-------------------------------------------------------------------------------
       120,800 Royal Caribbean Cruises, Ltd.                          3,656,616

Machinery (0.7%)
-------------------------------------------------------------------------------
       134,500 Ingersoll-Rand Co. Class A (Bermuda)                   8,384,730

Media (1.8%)
-------------------------------------------------------------------------------
       313,100 Time Warner, Inc. (NON)                                5,097,268
       690,000 Walt Disney Co. (The)                                 15,932,100
                                                                 --------------
                                                                     21,029,368

Medical Technology (0.4%)
-------------------------------------------------------------------------------
        66,800 C.R. Bard, Inc.                                        5,050,080

Metals (0.6%)
-------------------------------------------------------------------------------
       222,900 Alcoa, Inc.                                            7,313,349

Oil & Gas (5.6%)
-------------------------------------------------------------------------------
       382,112 ConocoPhillips                                        21,681,035
       957,300 Exxon Mobil Corp.                                     34,625,541
        97,100 Total SA Class B ADR (France)                          7,842,767
                                                                 --------------
                                                                     64,149,343

Pharmaceuticals (8.5%)
-------------------------------------------------------------------------------
       548,300 Abbott Laboratories                                   24,234,860
        77,200 Forest Laboratories, Inc. (NON)                        4,218,208
       194,700 Johnson & Johnson                                      9,596,763
       607,900 King Pharmaceuticals, Inc. (NON)                       7,847,989
       109,200 Merck & Co., Inc.                                      4,433,520
     1,067,918 Pfizer, Inc.                                          35,828,649
       289,300 Wyeth                                                 11,398,420
                                                                 --------------
                                                                     97,558,409

Photography/Imaging (1.0%)
-------------------------------------------------------------------------------
       925,823 Xerox Corp. (NON)                                     11,276,524

Railroads (1.9%)
-------------------------------------------------------------------------------
       156,100 Canadian National Railway Co.
               (Canada)                                               9,264,535
       194,400 Union Pacific Corp.                                   12,379,392
                                                                 --------------
                                                                     21,643,927

Regional Bells (3.9%)
-------------------------------------------------------------------------------
       323,400 BellSouth Corp.                                        8,418,102
       580,200 SBC Communications, Inc.                              13,507,056
       710,500 Verizon Communications, Inc.                          23,283,085
                                                                 --------------
                                                                     45,208,243

Restaurants (1.7%)
-------------------------------------------------------------------------------
       538,300 Darden Restaurants, Inc.                              11,148,193
       345,300 McDonald's Corp.                                       8,850,039
                                                                 --------------
                                                                     19,998,232

Retail (5.8%)
-------------------------------------------------------------------------------
       400,600 Home Depot, Inc. (The)                                14,726,056
       226,500 JC Penney Co., Inc. (Holding Co.)                      5,635,320
       103,800 Limited, Inc. (The)                                    1,860,096
        74,400 Lowe's Companies, Inc.                                 4,337,520
       865,900 Office Depot, Inc. (NON)                              13,724,515
       263,500 TJX Cos., Inc. (The)                                   5,952,465
       361,300 Wal-Mart Stores, Inc.                                 20,102,732
                                                                 --------------
                                                                     66,338,704

Software (3.9%)
-------------------------------------------------------------------------------
       344,100 Computer Associates International,
               Inc.                                                   8,017,530
     1,167,000 Microsoft Corp.                                       29,991,900
       522,100 Oracle Corp. (NON)                                     6,270,421
                                                                 --------------
                                                                     44,279,851

Technology Services (0.8%)
-------------------------------------------------------------------------------
        78,500 Automatic Data Processing, Inc.                        3,001,055
       166,500 Fiserv, Inc. (NON)                                     6,243,750
                                                                 --------------
                                                                      9,244,805

Telecommunications (0.3%)
-------------------------------------------------------------------------------
       105,200 CenturyTel, Inc.                                       3,440,040

Textiles (0.4%)
-------------------------------------------------------------------------------
       125,400 Liz Claiborne, Inc.                                    4,390,254

Tobacco (3.9%)
-------------------------------------------------------------------------------
       853,500 Altria Group, Inc.                                    44,382,000

Toys (0.4%)
-------------------------------------------------------------------------------
       208,700 Mattel, Inc.                                           4,224,088

Waste Management (0.3%)
-------------------------------------------------------------------------------
       130,500 Republic Services, Inc.                                3,321,225
                                                                 --------------
               Total Common stocks
               (cost $1,071,091,014)                             $1,139,781,116

Short-term investments (1.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $3,014,454 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.00% to 1.10% and due dates ranging
               from December 1, 2003 to January 16,
               2004 (d)                                              $3,013,425
    13,572,056 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 1.01% to 1.11%
               and due dates ranging from December
               1, 2003 to January 23, 2004 (d)                       13,572,056
                                                                 --------------
               Total Short-term investments (cost $16,585,481)      $16,585,481
-------------------------------------------------------------------------------
               Total Investments (cost $1,087,676,495)           $1,156,366,597
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,151,225,688.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
November 30, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $2,946,823 of
securities on loan (identified cost $1,087,676,495) (Note 1)   $1,156,366,597
-------------------------------------------------------------------------------
Cash                                                                1,296,546
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           1,947,693
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                205,166
-------------------------------------------------------------------------------
Receivable for securities sold                                      4,163,434
-------------------------------------------------------------------------------
Total assets                                                    1,163,979,436

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                      545,710
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          6,000,249
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,820,361
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            333,717
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                157,721
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,568
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                657,991
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  3,013,425
-------------------------------------------------------------------------------
Other accrued expenses                                                223,006
-------------------------------------------------------------------------------
Total liabilities                                                  12,753,748
-------------------------------------------------------------------------------
Net assets                                                     $1,151,225,688

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,383,893,469
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        7,143,558
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (308,501,441)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         68,690,102
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,151,225,688

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($766,395,744 divided by 68,545,310 shares)                            $11.18
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.18)*                $11.86
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($311,913,858 divided by 28,156,662 shares)**                          $11.08
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($19,378,296 divided by 1,738,126 shares)**                            $11.15
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($47,466,880 divided by 4,266,073 shares)                              $11.13
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.13)*                $11.53
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($6,070,910 divided by 542,523 shares)                   $11.19
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended November 30, 2003

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $67,075)                         $27,451,897
-------------------------------------------------------------------------------
Interest                                                              287,145
-------------------------------------------------------------------------------
Securities lending                                                      6,654
-------------------------------------------------------------------------------
Total investment income                                            27,745,696

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    7,287,715
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      2,128,568
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             44,989
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       24,777
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,122,126
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               3,254,094
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 218,370
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 411,834
-------------------------------------------------------------------------------
Other                                                               1,272,277
-------------------------------------------------------------------------------
Total expenses                                                     16,764,750
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (271,374)
-------------------------------------------------------------------------------
Net expenses                                                       16,493,376
-------------------------------------------------------------------------------
Net investment income                                              11,252,320
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   38,167,187
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       598,535
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                  136,841
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)               449
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year         80,256,376
-------------------------------------------------------------------------------
Net gain on investments                                           119,159,388
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $130,411,708
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                       Year ended November 30
Decrease in net assets                                  2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $11,252,320      $12,109,334
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                     38,903,012     (224,554,516)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    80,256,376      (74,395,360)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        130,411,708     (286,840,542)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
   Class A                                        (8,113,375)      (8,806,888)
-------------------------------------------------------------------------------
   Class B                                          (652,492)        (295,321)
-------------------------------------------------------------------------------
   Class C                                           (41,681)         (23,887)
-------------------------------------------------------------------------------
   Class M                                          (244,522)        (252,190)
-------------------------------------------------------------------------------
   Class Y                                           (75,041)        (107,169)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (357,854,219)    (349,948,144)
-------------------------------------------------------------------------------
Total decrease in net assets                    (236,569,622)    (646,274,141)

Net assets
-------------------------------------------------------------------------------
Beginning of year                              1,387,795,310    2,034,069,451
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $7,143,558 and
$5,032,528, respectively)                     $1,151,225,688   $1,387,795,310
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                        Year ended November 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $10.09          $11.88          $12.52          $13.95          $14.82
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .11             .11             .11             .12             .17
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.08           (1.81)           (.65)           (.11)            .30
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.19           (1.70)           (.54)            .01             .47
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.10)           (.09)           (.10)           (.12)           (.17)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --              --           (1.32)          (1.17)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.10)           (.09)           (.10)          (1.44)          (1.34)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $11.18          $10.09          $11.88          $12.52          $13.95
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     11.85          (14.38)          (4.33)            .12            3.55
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $766,396        $929,950      $1,159,070      $1,099,713      $1,285,330
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.11            1.04             .97             .94             .90
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.12             .99             .88             .97            1.19
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     55.57           47.91           80.65           80.05           80.27
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                          Year ended November 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $10.00          $11.77          $12.40          $13.82          $14.70
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .04             .02             .02             .03             .06
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.06           (1.78)           (.65)           (.11)            .29
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.10           (1.76)           (.63)           (.08)            .35
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.02)           (.01)             -- (d)        (.02)           (.06)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --              --           (1.32)          (1.17)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.02)           (.01)             --           (1.34)          (1.23)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $11.08          $10.00          $11.77          $12.40          $13.82
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     11.02          (15.00)          (5.07)           (.59)           2.72
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $311,914        $362,466        $728,188      $1,032,497      $1,406,793
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.86            1.79            1.72            1.69            1.65
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    .37             .22             .13             .22             .44
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     55.57           47.91           80.65           80.05           80.27
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          For the
                                                                                                                           period
                                                                                                                          Feb. 1,
                                                                                                                         1999+ to
Per-share                                                                  Year ended November 30                         Nov. 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $10.06          $11.85          $12.48          $13.91          $14.21
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .04             .02             .02             .03             .06
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.07           (1.80)           (.65)           (.11)           (.25)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.11           (1.78)           (.63)           (.08)           (.19)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.02)           (.01)             -- (d)        (.03)           (.11)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --              --           (1.32)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.02)           (.01)             --           (1.35)           (.11)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $11.15          $10.06          $11.85          $12.48          $13.91
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     11.05          (15.05)          (5.02)           (.63)          (1.36)*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $19,378         $24,587         $36,580         $37,786         $33,369
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.86            1.79            1.72            1.69            1.37*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    .37             .23             .13             .22             .42*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     55.57           47.91           80.65           80.05           80.27
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                          Year ended November 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $10.04          $11.82          $12.45          $13.87          $14.75
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .06             .05             .05             .06             .10
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.07           (1.80)           (.65)           (.11)            .29
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.13           (1.75)           (.60)           (.05)            .39
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.04)           (.03)           (.03)           (.05)           (.10)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --              --           (1.32)          (1.17)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.04)           (.03)           (.03)          (1.37)          (1.27)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $11.13          $10.04          $11.82          $12.45          $13.87
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     11.34          (14.82)          (4.79)           (.35)           2.97
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $47,467         $64,254        $101,349        $120,613        $164,524
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.61            1.54            1.47            1.44            1.40
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    .63             .48             .38             .47             .69
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     55.57           47.91           80.65           80.05           80.27
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                          Year ended November 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $10.10          $11.88          $12.53          $13.96          $14.83
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .14             .14             .14             .15             .21
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.07           (1.80)           (.66)           (.11)            .30
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.21           (1.66)           (.52)            .04             .51
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.12)           (.12)           (.13)           (.15)           (.21)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --              --           (1.32)          (1.17)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.12)           (.12)           (.13)          (1.47)          (1.38)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $11.19          $10.10          $11.88          $12.53          $13.96
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     12.12          (14.09)          (4.15)            .38            3.80
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                            $6,071          $6,538          $8,882         $11,347         $10,282
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                    .86             .79             .72             .69             .65
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.37            1.23            1.13            1.21            1.45
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     55.57           47.91           80.65           80.05           80.27
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
November 30, 2003

Note 1
Significant accounting policies

Putnam Classic Equity Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth as a primary objective and current income as a secondary objective by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M and class Y shares. The fund will begin offering class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75 %. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a max imum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to cer tain eligible purchasers including certain de fined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At November 30, 2003, the value of securities loaned amounted to $2,946,823. The fund received cash collateral of $3,013,425 which is pooled with collateral of other Putnam funds into 32 issuers of high grade short-term investments.

G) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2003, the fund had a capital loss carryover of $294,763,028 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
  $89,004,480    November 30, 2008
  205,758,548    November 30, 2010

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses and nontaxable dividends. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2003, the fund reclassified $14,179 to decrease undistributed net investment income and $14,179 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $125,215,510
Unrealized depreciation            (70,263,822)
                                  ------------
Net unrealized appreciation         54,951,688
Undistributed ordinary income        7,143,558
Capital loss carryforward         (294,763,028)
Cost for federal income
tax purposes                    $1,101,414,909

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2003, the fund's expenses were reduced by $271,374 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,061 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended November 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $104,763 and $2,694 from the sale of class A and class M shares, respectively, and received $631,856 and $2,091 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2003, Putnam Retail Management, acting as underwriter, received $487 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended November 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $683,360,319 and $1,014,368,670, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the period are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                           --               $--
----------------------------------------------------------------
Options opened                       1,046,061           266,031
Options exercised                     (474,180)         (115,700)
Options expired                        (32,248)          (21,035)
Options closed                        (539,633)         (129,296)
----------------------------------------------------------------
Written options
outstanding at end of year                  --               $--
----------------------------------------------------------------

Note 4
Capital shares

At November 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,274,782       $72,417,147
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       771,212         7,736,061
----------------------------------------------------------------
                                     8,045,994        80,153,208

Shares repurchased                 (31,690,332)     (326,334,459)
----------------------------------------------------------------
Net decrease                       (23,644,338)    $(246,181,251)
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         27,882,606      $308,184,120
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       750,421         8,385,462
----------------------------------------------------------------
                                    28,633,027       316,569,582

Shares repurchased                 (34,024,316)     (360,708,783)
----------------------------------------------------------------
Net decrease                        (5,391,289)     $(44,139,201)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,600,416       $25,751,752
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        61,403           610,439
----------------------------------------------------------------
                                     2,661,819        26,362,191

Shares repurchased                 (10,764,111)     (107,864,287)
----------------------------------------------------------------
Net decrease                        (8,102,292)     $(81,502,096)
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,586,975       $49,508,225
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        23,105           274,139
----------------------------------------------------------------
                                     4,610,080        49,782,364

Shares repurchased                 (30,195,755)     (325,520,689)
----------------------------------------------------------------
Net decrease                       (25,585,675)    $(275,738,325)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            436,679        $4,364,457
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         3,784            38,066
----------------------------------------------------------------
                                       440,463         4,402,523

Shares repurchased                  (1,146,642)      (11,637,083)
----------------------------------------------------------------
Net decrease                          (706,179)      $(7,234,560)
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            571,212        $6,132,307
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         1,884            21,940
----------------------------------------------------------------
                                       573,096         6,154,247

Shares repurchased                  (1,216,228)      (12,842,033)
----------------------------------------------------------------
Net decrease                          (643,132)      $(6,687,786)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            401,319        $4,029,916
----------------------------------------------------------------
Shares issued in
connection with
reinvestments
of distributions                        23,330           233,458
----------------------------------------------------------------
                                       424,649         4,263,374

Shares repurchased                  (2,559,427)      (25,965,039)
----------------------------------------------------------------
Net decrease                        (2,134,778)     $(21,701,665)
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            863,207        $9,413,243
----------------------------------------------------------------
Shares issued in
connection with
reinvestments
of distributions                        21,364           240,675
----------------------------------------------------------------
                                       884,571         9,653,918

Shares repurchased                  (3,059,210)      (32,480,225)
----------------------------------------------------------------
Net decrease                        (2,174,639)     $(22,826,307)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            245,356        $2,353,085
----------------------------------------------------------------
Shares issued in
connection with
reinvestments
of distributions                         7,472            75,041
----------------------------------------------------------------
                                       252,828         2,428,126

Shares repurchased                    (357,983)       (3,662,773)
----------------------------------------------------------------
Net decrease                          (105,155)      $(1,234,647)
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            556,086        $6,515,829
----------------------------------------------------------------
Shares issued in
connection with
reinvestments
of distributions                         9,518           107,169
----------------------------------------------------------------
                                       565,604         6,622,998

Shares repurchased                    (665,278)       (7,179,523)
----------------------------------------------------------------
Net decrease                           (99,674)        $(556,525)
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended November 30, 2003, the fund hereby designates 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to December 2003, he was a Director of The Providence Journal Co. (a newspaper publisher). Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of November 30, 2003, there were 101 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should consider the investment objective, risks, charges, and expenses of a fund before investing.
For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund+*
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [DOUBLE DAGGER]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

+ Closed to new investors.

[DOUBLE DAGGER] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Classic Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN023-203429  949/990/096  1/04


Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Classic Equity Fund
Supplement to Annual Report dated 11/30/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 11/30/03

                                                                        NAV

1 year                                                                12.12%
5 years                                                               -3.81
Annual average                                                        -0.77
Life of fund (since class A inception, 1/5/95)                       113.17
Annual average                                                         8.88

Share value:                                                            NAV

11/30/02                                                             $10.10
11/30/03                                                             $11.19

----------------------------------------------------------------------------

Distributions:          No.        Income        Capital gains        Total
                         4          $0.12             --              $0.12

----------------------------------------------------------------------------


Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 23, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: January 23, 2004



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: January 23, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 23, 2004